                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement    [_] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCUDDER VARIABLE SERIES II
               (Name of Registrant as Specified in Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                                                                      SCUDDER
                                                                     INVESTMENTS

                           Scudder Variable Series II

SVS Growth and Income Portfolio
SVS Growth Opportunities Portfolio

                         IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Portfolio which require a shareholder vote.

                                                                   [LOGO OF Q&A]
============================================
Q  What is happening?

A A transaction involving parties related to Janus Capital Corporation ("Janus"), the subadviser to your Portfolio, has taken place. On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement with Stilwell Financial Inc. ("Stilwell"), which owned 91.6% of the outstanding shares of Janus, to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). The Transaction closed on November 9, 2001 and certain of Mr. Bailey's management rights relating to Janus will terminate on or about March 28, 2002. Stilwell and Janus have advised the Trustees that they do not believe that the consummation of the Transaction will cause an assignment of the current subadvisory agreement between Zurich Scudder Investments, Inc. ("Scudder"), the investment manager of your Portfolio, and Janus. To avoid any uncertainty about the status of the current agreement upon the termination of Mr. Bailey's management rights, however, shareholders are being asked to approve a new subadvisory agreement between Scudder and Janus (the "New Subadvisory Agreement"). The following pages give you additional information on the Transaction, Janus, the New Subadvisory Agreement, and certain other matters.

Q  Why am I being asked to vote on the New Subadvisory Agreement?

A The Investment Company Act of 1940, which regulates mutual funds in the United States such as your Portfolio, requires a shareholder vote to approve a new advisory agreement following a change in control of the advisory entity. As stated above, Stilwell and Janus have advised the Trustees that they do not believe that the consummation of the Transaction will cause an assignment of the current subadvisory agree-

                                                        (continued on next page)
================================================================================
                                                               December 21, 2001
ment between Scudder and Janus. However, to avoid any uncertainty about the status of the current agreement, shareholders are being asked to approve the New Subadvisory Agreement.

Q  How will the Transaction affect me as a Portfolio shareholder?

A. Your Portfolio, as well as its investment objectives, will not change as a result of the Transaction. You will still own the same shares in the same Portfolio as you did prior to the Transaction. The New Subadvisory Agreement is the same in all material respects as the subadvisory agreement currently in effect, except for the dates of execution and termination. In addition, the services provided by and subadvisory fee rate payable to Janus with respect to your Portfolio will not change as a result of the Transaction. If shareholders do not approve the New Subadvisory Agreement, the Board of Trustees of your Portfolio will take such action as it deems to be in the best interests of the Portfolio.

Q  How does the Board of Trustees of my Portfolio recommend that I vote?

A After careful consideration, the Board of Trustees of your Portfolio, including those Trustees who are not affiliated with Janus or Scudder, recommends that you vote in favor of the proposal on the enclosed proxy card(s).

Q  Whom do I call for more information?


A If you need more information, please call Georgeson Shareholder Communications, your Portfolio's information agent, at (866) 515-0307.

Q Will the Portfolio pay for the proxy solicitation and legal costs associated with this transaction?

A  No, Janus will bear these costs.


================================================================================

                                                              December 21, 2001

Dear Shareholder:

    A transaction involving parties related to Janus Capital Corporation ("Ja-nus"), the subadviser to your Portfolio, has taken place. On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement with Stilwell Fi-nancial Inc. ("Stilwell"), which owned 91.6% of the outstanding shares of Ja-nus, to sell his remaining 6.2% stake in Janus to Stilwell (the "Transac-tion"). The Transaction closed on November 9, 2001 and certain of Mr. Bailey's management rights relating to Janus will terminate on or about March 28, 2002. Stilwell and Janus have advised the Trustees that they do not believe that the consummation of the Transaction will cause an assignment of the current subadvisory agreement between Zurich Scudder Investments, Inc. ("Scudder"), the investment manager of your Portfolio, and Janus. To avoid any uncertainty about the status of the current agreement upon the termination of Mr. Bailey's management rights, however, shareholders are being asked to approve a new subadvisory agreement between Scudder and Janus (the "New Subadvisory Agree-ment"). The following pages give you additional information on the Transac-tion, Janus, the New Subadvisory Agreement, and certain other matters.

    Important facts about the Transaction are:

  . The Transaction has no effect on the number of shares you own or the value of those shares.

  . The subadvisory fee rate payable to Janus under the New Subadvisory Agreement will not change as a result of the Transaction.

  . The investment objective and policies of your Portfolio will not change as a result of the Transaction.

  . The services provided by Janus for your Portfolio will not change as a result of the Transaction.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes a proposal involving your Portfolio. The Proxy Statement itself provides greater detail about the proposal, why it is being made and how it applies to your Portfolio. After careful review, your Portfo-lio's Board has approved the proposal. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposal.

    To vote, simply fill out the enclosed proxy card--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Please vote each proxy card you receive.

    Your vote is very important to us. If we do not hear from you by January 18, 2002, our proxy solicitor may contact you. Thank you for your response and for your continued investment with Scudder.

Respectfully,


/s/ Mark S. Casady

Mark S. Casady
President
Scudder Variable Series II

                          SCUDDER VARIABLE SERIES II
                        SVS Growth and Income Portfolio
                      SVS Growth Opportunities Portfolio

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio (each a "Portfolio," collectively, the "Portfolios"), each a series of Scudder Variable Series II, will be held at the offices of Zurich Scudder Investments, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on February 14, 2002, at 3:00 p.m., Eastern time, for the follow-ing purpose:

  . To approve a new subadvisory agreement for each Portfolio between Janus Capital Corporation and Scudder.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of each Portfolio at the close of business on December 14, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with respect to one or both Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affir-mative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.
                                                         By order of the Board,

                                                              /s/ John Millette
                                                                  John Millette
                                                                      Secretary

December 21, 2001

 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed addressed envelope which requires no postage. Your prompt return of the enclosed proxy card(s) (or your voting by other avail-able means) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will be able to do so.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                          SCUDDER VARIABLE SERIES II
                        SVS Growth and Income Portfolio
                      SVS Growth Opportunities Portfolio
                            Two International Place
                       Boston, Massachusetts 02110-4103

                                PROXY STATEMENT

                                    General

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are re-ferred to as the "Trustees") of Scudder Variable Series II (the "Trust") in connection with the Special Meeting of Shareholders of two series of the Trust, SVS Growth and Income Portfolio and SVS Growth Opportunities Portfolio (each a "Portfolio" and, collectively, the "Portfolios"), to be held at the offices of Zurich Scudder Investments, Inc. ("Scudder"), investment manager of each Portfolio, 13th Floor, Two International Place, Boston Massachusetts 02110-4103, on February 14, 2002, at 3:00 p.m., Eastern time, or at such later time made necessary by all adjournments or postponements thereof (the "Meet-ing").

    The Proposal proposes the approval of a new subadvisory agreement between Scudder and Janus Capital Corporation ("Janus"), the current subadviser to each Portfolio. For simplicity, actions may be described in this Proxy State-ment as being taken by a Portfolio, although all actions are actually taken by the Trust, on behalf of a Portfolio.

    Each Portfolio is available exclusively as a funding vehicle for variable life insurance policies ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts, or subaccounts thereof, of cer-tain life insurance companies ("Participating Insurance Companies"). Individ-ual VLI and VA contract owners are not the "shareholders" of the Portfolios. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission, each Participating Insurance Company will offer to contract owners the oppor-tunity to instruct it as to how it should vote shares held by it and the sepa-rate accounts on the items to be considered at the Meeting. This Proxy State-ment is, therefore, furnished to contract owners entitled to give voting in-structions with regard to the Portfolios. This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders and contract owners on or about December 20, 2001 or as soon as practicable thereafter.

    EACH PORTFOLIO PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGH-LIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORT-FOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR EACH PORTFOLIO AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-SCUDDER (728-3337) OR WRITING THE PORTFOLIO, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

    The Board unanimously recommends that shareholders vote FOR the Proposal.

               PROPOSAL: APPROVAL OF NEW SUBADVISORY AGREEMENTS

Introduction

    Janus, 100 Fillmore Street, Denver, Colorado 80206-4928, currently acts as subadviser to each Portfolio pursuant to separate subadvisory agreements en-tered into by Janus and Scudder (each a "Current Subadvisory Agreement" and, collectively, the "Current Subadvisory Agreements") dated October 1, 1999. As explained in more detail below, shareholders are being asked to approve new subadvisory agreements between Janus and Scudder (each a "New Subadvisory Agreement" and, collectively, the "New Subadvisory Agreements," and, together with the Current Subadvisory Agreements, the "Subadvisory Agreements").

    Pursuant to Investment Management Agreements dated October 29, 1999 (the "Investment Management Agreements"), Scudder acts as investment adviser to each Portfolio and has delegated responsibility for the day-to-day management of each Portfolio to Janus pursuant to the Current Subadvisory Agreements. Scudder has proposed, and the Board has approved, subject to shareholder ap-proval, the New Subadvisory Agreements between Janus and Scudder.

The Transaction

    Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns approximately 98% of the outstanding vot-ing shares of Janus (prior to the Transaction, Stilwell owned 91.6% of the outstanding voting shares of Janus). Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

    On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Execu-tive Officer of Janus, exercised certain rights under a Stock Purchase Agree-ment dated April 13, 1984 with Stilwell, as amended, ("Stock Agree-ment") to sell his remaining 6.2% stake in Janus to Stilwell (the "Transac-tion"). Under the terms of the Stock Agreement, Mr. Bailey was entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercised these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the to-tal purchase price paid by Stilwell to Mr. Bailey was $603,320,333 (with ap-plicable interest). The Transaction closed on November 9, 2001.

    Under the Stock Agreement, Mr. Bailey has certain management rights, in-cluding the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contrac-tual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and any day-to-day manage-ment of the Portfolios provided by Janus will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Trustees that both par-ties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foresee-able future.

Impact of the Transaction on the Current Subadvisory Agreements.

    Under the Investment Company Act of 1940, as amended, ("1940 Act") a change in control of an investment adviser results in an assignment and termi-nation of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable presumption that an owner of less than 25% of the outstanding vot-ing shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the Trustees that they do not be-lieve that consummation of the Transaction will cause an assignment of the Current Subadvisory Agreements. To avoid any uncertainty about the status of the Current Subadvisory Agreements upon the termination of Mr. Bailey's man-agement rights, however, shareholders are being asked to approve the New Subadvisory Agreements between Scudder and Janus.

    THE NEW SUBADVISORY AGREEMENT FOR EACH PORTFOLIO IS THE SAME IN ALL MATE-RIAL RESPECTS AS THE CORRESPONDING CURRENT SUBADVISORY AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Current and New Subadvisory Agreements are described below. A form of the New Subadvisory Agreements is attached hereto as Exhibit A and descriptions of the Current and New Subadvisory Agreements below are qualified in their entirety by reference to Exhibit A.

Board Recommendation

    On November 28, 2001, the Board, including the Trustees who are not par-ties to the Subadvisory Agreements or "interested persons" (as defined under the 1940 Act) (the "Non-interested Trustees") of any such party to the

Subadvisory Agreements, the Trust or the Portfolios, voted unanimously to ap-prove the New Subadvisory Agreements and to recommend their approval to share-holders.

    For information about the Board's deliberations and the reasons for its recommendation, please see "Board Considerations" below.

    The Board recommends that each Portfolio's shareholders vote in favor of the approval of the New Subadvisory Agreement for the Portfolio. If sharehold-ers of a Portfolio do not approve the New Subadvisory Agreement for that Port-folio, the Trustees will take such action as they deem to be in the best in-terest of the Portfolio.

Description of the Investment Management Agreements

    Responsibility for overall management of each Portfolio rests with the Board and the officers of the Trust. Professional investment supervision is provided by Scudder. Under the Investment Management Agreements last approved by the Board on September 26, 2001, Scudder acts as each Portfolio's invest-ment adviser. When the Portfolios were created in October of 1999, Scudder proposed and the Board approved, the Current Subadvisory Agreements between Janus and Scudder, as described below and under which Scudder delegated day-to-day management of each Portfolio to Janus.

    The Investment Management Agreements provide that Scudder shall not be li-able for any error of judgment or of law, or for any loss suffered by a Port-folio in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreements.

    Each Investment Management Agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the Non-interested Trustees and by the Board or by shareholders of the applicable Portfolio. Each Investment Management Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority of the outstanding shares of the applicable Portfolio, and will terminate automatically upon as-signment.

    Each Portfolio pays Scudder a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below.

                                                                        Annual
                                                                      Management
      Average Daily Net Assets                                         Fee Rate
      ------------------------                                        ----------
      $0-$250 million................................................   0.950%
      $250 million-$500 million......................................   0.925
      $500 million-$1 billion........................................   0.900
      $1 billion-$2.5 billion........................................   0.875
      Over $2.5 billion..............................................   0.850

    For the fiscal year ended December 31, 2000, SVS Growth and Income Portfo-lio and SVS Growth Opportunities Portfolio paid investment management fees of $634,219 and $822,347, respectively, to Scudder.

Description of the Current Subadvisory Agreements

    Under the terms of each Current Subadvisory Agreement, Janus provides subadvisory services relating to the management of the particular Portfolio's assets, including developing, recommending and implementing an investment pro-gram and strategy for the Portfolio, providing research and analysis relative to the investment program and investments of the Portfolio, determining which securities should be purchased and sold and monitoring on a continuing basis the performance of the portfolio securities of the Portfolio to meet its stated investment objective and placing orders for execution of the Portfo-lio's portfolio transactions. Janus is required to provide reports upon re-quest on portfolio transactions and reports on assets held in a Portfolio and will also inform Scudder, the Trust's officers and the Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting a Portfolio.

    Pursuant to each Current Subadvisory Agreement, Janus, at its expense, will furnish all necessary investment facilities, including salaries of per-sonnel required for it to execute its duties under the agreement. Also pursu-ant to each Current Subadvisory Agreement, Scudder, the applicable Portfolio and the Trust will assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by Janus pursuant to the agreement. Janus will pay its own organizational, operational and business expenses but will not be obligated to pay any expenses of Scudder, the Trust, or the applicable Portfolio.

    Under each Current Subadvisory Agreement, Janus receives a monthly fee based on a percentage of the combined average daily net assets of the Portfo-lios, calculated as the product of (a) the monthly fee (set forth in the next sentence) determined on the basis of the combined average daily net assets of the Portfolios, and (b) the quotient of (i) average daily net assets of the particular Portfolio for the period in question divided by (ii) the combined average daily net assets of the Portfolios for such period. The monthly fee is calculated daily and is at an annual rate of 0.55% of the first $100 million of average daily net assets; 0.50% of the next $400 million of average daily net assets; and 0.45% of such average daily net assets in excess of $500 mil-lion. For the fiscal year ended December 31, 2000, the subadvisory fees paid by Scudder to Janus for SVS Growth and Income Portfolio and SVS Growth Oppor-tunities Portfolio were $345,598 and $430,226, respectively.

    The Current Subadvisory Agreement of each Portfolio is dated October 1, 1999 and will continue in effect until September 30, 2002. Each Current Subadvisory Agreement was last renewed by the Trustees on September 26, 2001 and was last approved by the sole initial shareholder of the applicable Port-folio on October 29, 1999, prior to its becoming effective, as required by the 1940 Act.

    The Current Subadvisory Agreements provide that Janus shall not be liable for any error of judgment or law or for any loss suffered by the Trust, the Portfolios or Scudder in connection with the matters to which the Current Subadvisory Agreements relate, except loss resulting from willful misconduct, bad faith or gross negligence on the part of Janus in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Current Subadvisory Agreements.

    The Current Subadvisory Agreements provide that Janus agrees to indemnify and hold harmless Scudder and the Trust against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Scudder or the Trust may become subject arising out of or as a result of a breach by Janus of its responsibilities under the Current Subadvisory Agree-ments. Similarly, Scudder agrees to indemnify and hold harmless Janus against any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Janus may become subject arising out of or as a result of a breach by Scudder of any provision of the Current Subadvisory Agreements or the Investment Management Agreements.

    Each Current Subadvisory Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting se-curities of the applicable Portfolio, or by Scudder or by Janus upon 60 days' written notice, and will automatically terminate in the event of its assign-ment by either party to the agreement, as defined in the 1940 Act, or upon termination of Scudder's Investment Management Agreement with the Trust, on behalf of the applicable Portfolio. In addition, Scudder or the Trust may ter-minate a Current Subadvisory Agreement upon immediate notice if Janus becomes stat-utorily disqualified from performing its duties under the Current Subadvisory Agreement or otherwise is legally prohibited from operating as an investment adviser.

    A Current Subadvisory Agreement may be amended only in accordance with ap-plicable law, and only by a written instrument signed by all the parties to the agreement.

The New Subadvisory Agreements

    If the New Subadvisory Agreements are approved by shareholders, the ini-tial term of each New Subadvisory Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) or the date of shareholder approval, whichever is later, as its new effective date. Each New Subadvisory Agreement will continue in effect until September 30, 2002. Thereafter, each New Subadvisory Agreement will continue in effect from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the applicable Portfo-lio, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the New Subadvisory Agreement, the corresponding Current Subadvisory Agreement will remain in ef-fect until the termination of Mr. Bailey's management rights, at which time it would terminate. In such event, the Board will take such action, if any, as it deems to be in the best interests of the Portfolio and its shareholders.

Differences Between the Current and New Subadvisory Agreements

    The New Subadvisory Agreements are the same in all material respects as the Current Subadvisory Agreements, except for the dates of effectiveness and termination.

Board Considerations

    On November 28, 2001, the Board, including the Non-interested Trustees, unanimously voted to approve the New Subadvisory Agreements proposed by Scudder and to recommend their approval to the shareholders of the Portfolios.

    In determining whether to approve the New Subadvisory Agreements and to recommend their approval to shareholders, the Board considered various factors and reviewed various materials furnished by Scudder and Janus. In particular, the Board considered that: (i) on September 26, 2001, the Board concluded its annual review of the Current Subadvisory Agreements pursuant to the 1940 Act and unanimously approved renewal of the Current Subadvisory

Agreements, taking into account factors such as the nature and quality of the services provided by Janus under the Current Subadvisory Agreements, invest-ment performance of the Portfolios, and comparison of fees and expenses of the Portfolios relative to their comparative peer groups; (ii) there are no mate-rial changes to the New Subadvisory Agreements as compared to the Current Subadvisory Agreements, (iii) Scudder, and not the Portfolios, continues to pay the subadvisory fees to Janus, and (iv) the fees paid by Scudder to Janus and services provided by Janus pursuant to the New Subadvisory Agreements will remain the same as under the Current Subadvisory Agreements.

    In addition, the Trustees considered information provided by Stilwell and Janus regarding the possible effects on Janus of the expiration of Mr. Bai-ley's contractual rights. Among other things, the Trustees considered the (i) expressed intention of Stilwell to maintain Mr. Bailey as Chief Executive Of-ficer, (ii) the expectation that the operation of Janus and the day-to-day management of the Portfolios will remain largely unchanged for the foreseeable future, and (iii) the commitment of Mr. Bailey and Janus' executive investment committee to continue to lead Janus' investment management team.

    During the course of their deliberations, the Trustees reviewed each Portfolio's investment performance as well as the performance of the Portfolios' peer groups and an appropriate index, the nature and quality of services provided by Janus to the Portfolios' shareholders, the favorable history, reputation, qualifications and background of Janus, the investment approach of Janus, and qualifications of personnel responsible for day-to-day management of the Portfolios.

    The Trustees also considered that Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Portfolios' shareholders, as well as other fees and expenses of legal counsel to the Portfolios and the Non-interested Trustees.

    Based on its evaluation of all material factors, the Board concluded that the approval of the New Subadvisory Agreements is in the best interests of the shareholders of each Portfolio.

Information about Scudder

    Scudder, located at 345 Park Avenue, New York, New York 10154, is one of the largest and most experienced investment management firms in the United States. As of December 31, 2000, Scudder had more than $370 billion in assets under management, of which $260 billion represents funds managed for third-party institutional and retail customers. The principal source of Scudder's income is professional fees received from providing continuing investment ad-vice.

    As of March 31, 2001, the outstanding securities of Scudder are held of record as follows: 1.3% by Zurich Insurance Company, 54 Thompson Street, Third Floor, New York, New York; 35.8% and 16.1% by Zurich Holding Company of Amer-ica ("ZHCA"), 1400 American Lane, Schaumburg, Illinois, 60196 and Zurich Fi-nancial Services Limited, 22 Arlington Street, London SW1A, 1RW United King-dom, respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.1% by ZKI Holding Corporation ("ZKIH"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of ZHCA; 15.6% by Stephen R. Beck-with, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capac-ity as representatives (the "Management Representatives") of Scudder's manage-ment holders and retiree holders pursuant to a Second Amended and Restated Se-curity Holders Agreement among Scudder, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder's Executive Defined Contribution Plan Trust (the "Plan"); and 4.1% by the Plan.

    On October 17, 2000, the dual holding company structure of Zurich Finan-cial Services Group was unified under a single Swiss holding company called Zurich Financial Services, Mythenquai 2, 8002 Zurich, Switzerland. Zurich In-surance Company is an indirect wholly owned subsidiary of Zurich Financial Services. The transaction did not affect Zurich Insurance Company's ownership interest in Scudder or Scudder's operations.


    On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of Scudder, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the Investment Management Agreements under the 1940 Act and, therefore, a termination of those agreements, Scudder intends to seek approval of new agreements from the Portfolios' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Information about Janus

    Janus is a Colorado corporation organized in 1978 (formerly, Bailey, & Griffiths, Ltd.). It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts.

    The directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The ad-dress and principal occupations of each director are set forth in the table below.

       Director                    Address               Principal Occupation
--------------------------------------------------------------------------------
  Thomas H. Bailey     100 Fillmore Street             Director, President,
                       Denver, CO 80206                Chairman and Chief
                                                       Executive Officer of
                                                       Janus.
--------------------------------------------------------------------------------
  Helen Young Hayes    100 Fillmore Street             Director and Vice
                       Denver, CO 80206                President of Janus;
                                                       Executive Vice President
                                                       and Portfolio Manager of
                                                       Janus Overseas Fund,
                                                       Janus Worldwide Fund,
                                                       Janus Aspen International
                                                       Growth Portfolio, Janus
                                                       Aspen Worldwide Growth
                                                       Portfolio, Janus Adviser
                                                       International Fund, Janus
                                                       Adviser Worldwide Fund.
--------------------------------------------------------------------------------
  Michael E. Herman    6201 Ward Parkway               Private investor.
                       Kansas City, MO 64113
--------------------------------------------------------------------------------
  Thomas A. McDonnell  DST Systems, Inc.               President and Chief
                       333 West 11th Street, 5th Floor Executive Officer of DST
                       Kansas City, MO 64105           Systems, Inc.
--------------------------------------------------------------------------------
  Landon H. Rowland    Stilwell Financial Inc.         Chairman, President and
                       920 Main Street, 21st Floor     Chief Executive Officer
                       Kansas City, MO 64105-2008      of Stilwell Financial
                                                       Inc.
--------------------------------------------------------------------------------
  Michael Stolper      Stolper & Co., Inc.             President of Stolper &
                       One America Plaza               Co., Inc. (an investment
                       600 West Broadway               advisory firm)
                       Suite 1010
                       San Diego, CA 92101


    Mr. Bailey sold an approximately 6% stake in Janus to Stilwell, the parent company of Janus, in a sale that closed on May 1, 2001. The value of such pre-vious sale was approximately $610,000,000 (including applicable interest).

    Exhibit B sets forth (as of each fund's last fiscal year end) the fees and other information regarding investment companies advised or subadvised by Ja-nus that have similar investment objectives to either Portfolio. (See above for information regarding the subadvisory fee rate and aggregate subadvisory fee paid for each Portfolio.)

Brokerage Commissions on Portfolio Transactions

    Janus places all orders for portfolio transactions of the Portfolios' se-curities. In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, Janus may consider its affiliates and also firms that sell shares of mutual funds advised by Janus or recommend the purchase of such funds. When it can be done consistently with the policy of obtaining the most favorable net results, Janus may place such orders with brokers and dealers who provide market, statistical and other research information to a Portfolio or Janus. Janus is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. Allocation of portfolio transactions is supervised by Janus.

    There were no brokerage commissions paid by the Portfolios to "affiliated brokers" (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) for the most recently completed fiscal year.

Principal Underwriter

    Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, is the distributor and principal underwriter for the shares of each Portfolio.

Required Vote

    Approval of the New Subadvisory Agreement for each Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The Trustees recommend that the shareholders of each Portfolio vote in favor of this Proposal. If shareholders of a Portfolio do not approve the New Subadvisory Agreement for that Portfolio, the Trustees will take such ac-tion as they deem to be in the best interest of the Portfolio.

                            ADDITIONAL INFORMATION

General

    As discussed above, shares of each Portfolio are offered only to Partici-pating Insurance Companies to fund benefits under their VLI contracts and VA contracts (each a "Contract"). Accordingly, as of the close of business on the Record Date (as defined below), shares of each Portfolio were held by separate accounts, or subaccounts thereof, of various Participating Insurance Compa-nies. These shares are owned by the Participating Insurance Companies as de-positors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collectively, "Participants"). Participants have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of a Portfolio held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Portfolio held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of that Portfolio for which it has received instructions from con-tract owners (i.e., echo voting). The group Participants of some group Con-tracts may have the right to direct the vote, with respect to the Proposal on which they are entitled to vote, for all shares of a Portfolio held under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy State-ment is used to solicit instructions from Participants for voting shares of the Portfolios, as well as for soliciting proxies from the Participating In-surance Companies, the actual shareholders of the Portfolios. All persons en-titled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

    The cost of preparing, printing and mailing the enclosed proxy and this Proxy Statement and all other costs incurred in connection with the solicita-tion of proxies, including any additional solicitation made by letter, tele-phone or telegraph will be paid by Janus. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any shareholder of a Portfolio giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Portfolios, c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103), or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the applicable Portfolio. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal. Only a shareholder may execute or revoke a proxy. A Partici-pant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompany-ing voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR the Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of a Portfolio shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with re-spect to one or both Portfolios, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to per-mit further solicitation of proxies with respect to the Proposal. Any such ad-journment will require the affirmative vote of the holders of a majority of the concerned Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of each Portfolio. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal. Shareholders of each Portfolio will vote separately with respect to the Proposal.

    Holders of record of the shares of each Portfolio at the close of business on December 14, 2001 (the "Record Date") will be entitled to one vote per share on all business of the Meeting, as to any matter on which they are enti-tled to vote. As of October 31, 2001, there were 17,099,151 shares outstanding of SVS Growth and Income Portfolio and 19,439,401 shares outstanding of SVS Growth Opportunities Portfolio.

    Appendix 1 hereto sets forth the beneficial owners of more than 5% of each Portfolio's shares. To the best of the Trust's knowledge, as of October 31,

2001, no person owned beneficially more than 5% of either Portfolio's out-standing shares, except as stated in Appendix 1. To the best of the Trust's knowledge, as of October 31, 2001, no Trustee or executive officer of the Trust owned directly or beneficially any shares of either Portfolio.

    Georgeson Shareholder Communications, Inc. ("GSC") has been engaged to as-sist in the solicitation of proxies, at an estimated cost of $18,135 for each Portfolio. As the Meeting date approaches, certain shareholders of each Port-folio may receive a telephone call from a representative of GSC if their vote has not yet been received.

    In all cases where a telephonic proxy is solicited, the GSC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the GSC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to GSC, then the GSC representative has the responsibility to explain the process, read the Proposal on the proxy card, and ask for the shareholder's instructions on the Proposal. Although the GSC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. GSC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call GSC immediately if his or her in-structions are not correctly reflected in the confirmation. The Trustees be-lieve that these procedures are reasonably designed to ensure that the iden-tity of the shareholder casting the vote and the voting instructions of the shareholders are accurately determined.


    Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact GSC toll-free at (866) 515-0307. Any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals for Subsequent Meetings

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder In-vestments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to come before the Meeting

    The Board is not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accom-panying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or each Portfolio.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board,

/s/ John Millette
John Millette
Secretary

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   EXHIBIT A

                                    FORM OF
                           NEW SUBADVISORY AGREEMENT

                     [SVS GROWTH AND INCOME PORTFOLIO/SVS
                    GROWTH OPPORTUNITIES PORTFOLIO] (JANUS)

                             SUBADVISORY AGREEMENT

    AGREEMENT made as of the [28th day of March, 2002], between Zurich Scudder Investments, Inc., a Delaware corporation (hereinafter called the "Manager"), and Janus Capital Corporation, a Colorado corporation (hereinafter called the "Subadviser").

                             W I T N E S S E T H :

    WHEREAS, Scudder Variable Series II (the "Trust") is a Massachusetts busi-ness trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Manager desires to utilize the services of the Subadviser to provide subadvisory services with respect to the investment portfolio of [SVS Growth and Income Portfolio/SVS Growth Opportunities Portfolio] (the "Se-ries"), being one of the portfolio series of the Trust, which is under the management of the Manager pursuant to an Investment Management Agreement be-tween the Manager and the Trust dated October 29, 1999; and

    WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual agreements herein con-tained, it is agreed as follows:

    1. The Subadviser's Services. The Subadviser will serve the Manager as in-vestment counsel with respect to the Series.

    The Subadviser is hereby authorized and directed and hereby agrees, sub-ject to the stated investment policies and restrictions of the Series as set forth in the current Prospectus and Statement of Additional Information of the Trust (including amendments) furnished to the Subadviser and in accordance with the Declaration of Trust and By-laws of the Trust, as both may be amended from time to time and furnished to the Subadviser, governing the offering of its shares and subject to such resolutions, policies and procedures as from time to time may be adopted by the Trustees of the Trust and furnished to the Subadviser, to develop, recommend and implement such investment program and strategy for the Series, to provide research and analysis relative to the investment program and investments of the Series, to determine what securities should be purchased and sold and to monitor on a continuing basis the perfor-mance of the portfolio securities of the Series. In addition, the Subadviser will place orders for the purchase and sale of portfolio securities and, sub-ject to the provisions of the following paragraph, will take reasonable steps to assure that portfolio transactions are effected at the best price and exe-cution available. The Subadviser will advise the Fund's custodian and the Man-ager on a prompt basis of each purchase and sale of a portfolio security spec-ifying the name of the issuer, the CUSIP number (if available), the descrip-tion and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer. From time to time as the Trustees of the Trust or the Manager may reasonably request, the Subadviser will fur-nish to the Manager, Trust's officers and to each of its Trustees reports on portfolio transactions and reports on assets held in the Series, all in such detail as the Trust or the Manager may reasonably request. The Subadviser will also inform the Manager, Trust's officers and Trustees on a current basis of changes in investment strategy or tactics or any other developments materially affecting the Series. The Subadviser will make its officers and employees available to meet with the Manager and officers and Trustees of the Trust at least quarterly on due notice and at such other times as may be mutually agreeable, to review the investments and investment performance of the Series in the light of the Trust's investment objectives and policies and market con-ditions.

    Absent written instructions to the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of investment instruments for the Series with brokers or dealers selected by the Subadviser consistent with best execution, which, subject to and consistent with the policies and proce-dures of the Trust relating to Rule 17e-1 under the 1940 Act, may include bro-kers or dealers affiliated with the Subadviser. Purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of portfolio transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the ben-efits received. The Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. The Subadviser may place portfolio transactions with a broker or dealer with which it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser has with respect to the Series and to accounts over which it exercises investment discretion, and not all such services or products will necessarily be used by the Subadviser in managing the Series. In addition, consistent with best exe-cution, the Subadviser may execute portfolio transactions through brokers and dealers that sell shares of mutual funds advised by the Subadviser or recom-mend to their customers that they purchase shares of such funds. If the Subadviser determines that any product or service furnished by a broker-dealer has a mixed use, such that it also serves functions that do not assist the Subadviser in carrying out its investment decision-making process, the Subadviser shall be responsible for making and documenting a reasonable allo-cation of the costs of such service or product. The portion of the product or service that the Subadviser determines will assist it in carrying out its in-vestment decision-making process may be paid for in brokerage commission dol-lars.

    It shall be the duty of the Subadviser to furnish to the Trustees of the Trust such information as may reasonably be requested in order for such Trust-ees to evaluate this Agreement or any proposed amendments thereto for the pur-poses of casting a vote pursuant to Section 9 hereof, including any informa-tion requested pursuant to section 15(c) of the 1940 Act. Any information rea-sonably deemed proprietary by the Subadviser shall be subject to the provi-sions of Section 6 hereof.

    The Subadviser shall not be responsible for fund accounting nor shall it be required to generate fund accounting data.

    The Series assets shall be maintained in the custody of the custodian identified by the Manager in writing (the "Custodian"). Any assets added to the Series shall be delivered directly to the Custodian. The Subadviser shall have no liability for the acts or omissions of any Custodian, other than (sub-ject to Section 11) for acts or omissions arising in reliance on instructions from the Subadviser.

    In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or repre-sent the Trust, the Series or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Series or the Manager.

    In furnishing the services under this Agreement, the Subadviser will com-ply with the requirements of the 1940 Act applicable to it, the regulations promulgated thereunder, and all other applicable laws and regulations. The Subadviser will immediately notify the Manager and the Trust in the event that the Subadviser: (i) becomes subject to a statutory disqualification that pre-vents the Subadviser from serving as an investment adviser pursuant to this Agree-ment; or (ii) becomes the subject of an administrative proceeding or enforce-ment action by the Securities and Exchange Commission or other regulatory au-thority, which proceeding or action could reasonably be deemed material to the Subadviser's performance of its duties under this Agreement (unless the Subadviser is prohibited by applicable law or regulation from disclosing such proceeding or action). The Subadviser will immediately forward, upon receipt, to the Manager any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Series.

    The Subadviser shall be responsible for the preparation and filing of re-ports on Schedule 13G and Form 13F with respect to securities held by the Se-ries, but unless otherwise expressly agreed to in writing, the Subadviser shall not be responsible for the preparation or filing of any other reports required of the Series by any governmental or regulatory agency.

    The Subadviser may request information from the Manager or from the fund accountant, the Custodian or other service providers to the Series to enable the Subadviser to monitor compliance with portfolio restrictions of the Se-ries. In the event such information is not made available to the Subadviser reasonably promptly upon request, the Subadviser shall notify the Manager in writing. If the Manager does not provide (or arrange for the provision of) such information to the Subadviser reasonably promptly upon receipt of written notice from the Subadviser, the Manager shall assume responsibility for the monitoring to which the requested information relates.

    2. Delivery of Documents to Subadviser. The Manager will furnish to the Subadviser copies of each of the following documents:

    (a) The Declaration of Trust of the Trust as in effect on the date here-of;

    (b) The By-laws of the Trust in effect on the date hereof;

    (c) The resolutions of the Trustees approving the engagement of the Subadviser as subadviser to the Series and approving the form of this agreement;

    (d) The resolutions of the Trustees selecting the Manager as investment manager to the Trust and approving the form of the Investment Management Agreement with the Trust, on behalf of the Series;

    (e) The Investment Management Agreement with the Trust, on behalf of the Series;

    (f) The Code of Ethics of the Trust and of the Manager as currently in effect;

    (g) Current copies of the Series' Prospectus and Statement of Additional Information;

    (h) Resolutions, policies and procedures adopted by the Trustees of the Trust in respect of the management or operation of the Series; and

    (i) Such other information as the Subadviser may reasonably request in connection with the performance of its duties under this Agreement.

    The Manager will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supple-ments to the foregoing, if any. Such amendments or supplements as to Items (a) through (h) above will be provided within 30 days of the time such materials became available to the Manager and until so provided the Subadviser may con-tinue to rely on those documents previously provided.

    During the term of this Agreement, the Manager will provide the Subadviser with a reasonable opportunity to review any amendments to the Series' Prospec-tus or Statement of Additional Information prior to filing with the Securities and Exchange Commission. The Manager will also furnish to the Subadviser prior to use thereof copies of all other Trust documents, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series or the public that refer in any way to the Subadviser, and will not use such material if the Subadviser reasonably ob-jects in writing after reasonable opportunity to review such material after receipt thereof. However, the Manager and the Subadviser may agree amongst themselves that certain of the above-mentioned documents do not need to be furnished to the Subadviser prior to the document's use.

    The Manager will cooperate with the Subadviser in establishing and main-taining brokerage and other accounts that the Subadviser deems advisable to allow for the purchase and sale of various forms of securities or other in-struments by the Series pursuant to this Agreement.

    In the event of termination of this Agreement, the Manager will continue to furnish to the Subadviser copies of any of the above-mentioned materials that refer in any way to the Subadviser. The Manager shall furnish or other-wise make available to the Subadviser such other information relating to the business affairs of the Trust as the Subadviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    3. Delivery of Documents to the Manager. The Subadviser will furnish the Manager with copies of each of the following documents:

    (a) The Subadviser's most recent balance sheet;

    (b) Separate lists of persons who the Subadviser wishes to have autho-rized to give written and/or oral instructions to Custodians and the fund accounting agent of Trust assets for the Series;

    (c) The Code of Ethics of the Subadviser as currently in effect; and

    (d) Such other documents or information as the Manager may reasonably request in writing (on behalf of itself or the Trustees of the Trust) in assessing the Subadviser.

    The Subadviser will maintain a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code of ethics, including any amendments thereto, together with evidence of its adoption and a certification to the effect that the Subadviser has adopted procedures reasonably necessary to prevent its "access persons" from violating its code of ethics. The Subadviser will be subject to its code of ethics and will not be subject to any other code of ethics, including that of the Manager, unless specifically adopted by the Subadviser. At least annu-ally (or more frequently if required by Rule 17j-1 or as the Trust or the Man-ager may reasonably request), the Subadviser shall provide a written report as to the matters required to be provided to the Trust by the Subadviser under Rule 17j-1, including the certification provided for therein. Upon the written request of the Trust, the Subadviser shall permit Trust to examine the poli-cies and procedures the Subadviser maintains pursuant to Rule 17j-1 to the ex-tent material to the assessment of the Subadviser's performance of its duties under this Agreement.

    Upon request by the Manager, the Subadviser will furnish the Manager with copies of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements as to item (a) will be provided upon the reasonable request of the Manager, and such amend-ments or supplements as to items (b) through (c) above will be provided within 30 days of the time such materials became available to the Subadviser.

    Any information reasonably deemed proprietary by the Subadviser shall be subject to the provisions of Section 6 hereof.

    The Subadviser will promptly notify the Manager of any proposed transac-tion or other event that could reasonably be expected to result in an "assign-ment" of this Agreement within the meaning of the 1940 Act. In addition, the Subadviser will promptly complete and return to the Manager or the Trust any reasonable compliance questionnaires or other reasonable inquiries submitted to the Subadviser in writing.

    4. Other Agreements, etc. It is understood that any of the shareholders, Trustees, officers and employees of the Trust or the Series may be a share-holder, director, officer or employee of, or be otherwise interested in, the Subadviser, any interested person of the Subadviser, any organization in which the Subadviser may have an interest or any organization which may have an inter-est in the Subadviser, and that any such interested person or any such organi-zation may have an interest in the Trust or the Series. It is also understood that the Subadviser, the Manager and the Trust may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Series is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

    The Subadviser may give advice and take action with respect to other funds or clients, or for its own account which may differ from the advice or the timing or nature of action taken with respect to the Series. The Subadviser makes no representation or warranty, express or implied, that any level of in-vestment performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

    Nothing in this Agreement shall be implied to prevent the (i) Manager from engaging other subadvisers to provide investment advice and other services in relation to portfolios of the Trust for which the Subadviser does not provide such services, or to prevent the Manager from providing such services itself in relation to such portfolios; or (ii) the Subadviser from providing invest-ment advice and other services to other funds or clients.

    5. Fees, Expenses and Other Charges.

    (a) For its services hereunder, the Subadviser shall be paid a management fee by the Manager by the 20th day of each month according to the fee schedule attached hereto as Schedule A.

    (b) The Subadviser, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its du-ties under this Agreement.

    (c) The Manager, the Series and the Trust shall assume and pay their re-spective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Subadviser pursuant to this Agreement. The Subadviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of the Manager, the Trust, or the Series, including without limitation (i) interest and taxes, (ii) broker-age commissions and other costs in connection with the purchase or sale of se-curities or other investment instruments for the Series, and (iii) custodian fees and expenses. Any reimbursement to the Series of management fees required by any expense limitation provision set forth in the Prospectus or Statement of Additional Information of the Series, and any liability to the Series aris-ing out of a violation of Section 36(b) of the 1940 Act by the Manager, shall be the sole responsibility of the Manager.

    6. Confidentiality, etc. It is understood that any information or recom-mendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connec-tion with the Series, and further understood that any information reasonably designated as proprietary by the Subadviser shall be subject to such limita-tions on access or use as the Subadviser and the Manager or the Trust shall reasonably agree. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confi-dential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Series.

    The Manager will not, directly or indirectly, use, disclose or furnish, to any person or entity, records or information concerning the business of the Subadviser, except as necessary for the performance of its duties under this Agreement or the Investment Management Agreement, or as required by applicable law or regulation, upon prior written notice to the Subadviser. Subadviser is the sole owner of the name and mark "Janus." Other than as permitted by Sec-tion 2 hereof, the Manager will not, and will not permit the Series to, with-out prior written consent of the Subadviser, use the name or mark "Janus" or make representations regarding the Subadviser or its affiliates. Upon termina-tion of this Agreement for any reason, the Manager shall cease, and the Man-ager shall cause the Series to cease, as promptly as practicable, all use of the Janus name or any Janus mark (except to the extent necessary in describing the management of the Series during the term of this Agreement).

    The Subadviser will maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the ef-fecting of securities transactions.

    7. Representations and Covenants of the Parties. The Subadviser hereby represents and warrants that (a) it is registered as an investment adviser un-der the Investment Advisers Act of 1940 (the "Advisers Act"), (b) neither it nor any "affiliated person" of it, as defined in the 1940 Act, is subject to any disqualification that would make the Subadviser unable to serve as an in-vestment adviser to a registered investment company under Section 9 of the 1940 Act, (c) it is validly existing and in good standing as a corporation un-der the laws of Colorado, (d) it has all requisite corporate power and author-ity to execute, deliver and perform this Agreement, and (e) such execution, delivery and per-formance have been duly authorized by all necessary corporate proceedings of the Subadviser. The Subadviser covenants that it will carry out appropriate compliance procedures necessary to the operation of the Series as the Subadviser and the Manager may agree. The Subadviser also covenants that it will manage the Series in conformity with all applicable rules and regulations of the Securities and Exchange Commission in all material respects and so that the Trust will qualify as a regulated investment company under Subchapter M and Section 817 of the Internal Revenue Code.

    The Manager hereby represents and warrants that (a) it is registered as an investment adviser under the Advisers Act, (b) it is validly existing and in good standing as a corporation under the laws of Delaware, (c) it has all req-uisite corporate power and authority to execute, deliver and perform this Agreement, (d) such execution, delivery and performance have been duly autho-rized by all necessary corporate proceedings of the Manager, (e) it has au-thority under the Investment Management Agreement to execute, deliver and per-form this Agreement, and (f) it has received a copy of Part II of the Subadviser's Form ADV.

    8. Reports by the Subadviser and Records of the Series. The Subadviser shall furnish the Manager monthly, quarterly and annual reports concerning transactions and performance of the Series, including information required to be disclosed in the Trust's registration statement, in such form as may be mu-tually agreed, to review the Series and discuss the management of it. The Subadviser shall permit the financial statements, books and records with re-spect to the Series to be inspected and audited by the Trust, the Manager or their agents at all reasonable times during normal business hours. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Series any legal process served upon it on behalf of the Man-ager or the Trust. The Subadviser shall promptly notify the Manager of any changes in any information concerning the Subadviser of which the Subadviser becomes aware that would be required to be disclosed in the Trust's registra-tion statement.

    In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Man-ager any such records upon the Trust's or the Manager's request. The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1 (b) insofar as such records relate to the investment affairs of the Trust. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

    9. Continuance and Termination; Amendment. This Agreement shall remain in full force and effect through September 30, 2002, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Series. Any such renewal shall be approved by the vote of a majority of the Trustees of the Trust who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Series, or by the Manager or by the Subadviser upon 60 days written notice, and will au-tomatically terminate in the event of its assignment by either party to this Agreement, as defined in the 1940 Act, or upon termination of the Manager's Investment Management Agreement with the Trust. In addition, the Manager or the Trust may terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agree-ment or otherwise is legally prohibited from operating as an investment advis-er.

    This Agreement may be amended only in accordance with applicable law, and only by a written instrument signed by all the parties to this Agreement.

    10. Voting Rights. The Manager shall be responsible for exercising any voting rights of any securities of the Series.

    11. Indemnification, etc. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ( "affiliated person") of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as portfolio manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross neg-ligence by the Subadviser, any of the Subadviser's employees or representa-tives or any affiliate of or any person acting on behalf of the Subadviser, or
(2) as a result of any untrue statement or alleged untrue statement of a mate-rial fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any af-filiated person of the Manager or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Subadviser to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1940 Act.

    In no case shall the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful miscon-duct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    Except as may otherwise be provided under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, neither the Subadviser nor any of its affiliates, officers, directors, shareholders, em-ployees or agents shall be liable to the Manager for any loss, liability, cost, damage or expense, including reasonable attorneys' fees and costs (col-lectively referred to in this Agreement as "Losses"), including without limi-tation Losses in connection with pricing information or other information pro-vided by Subadviser, except for Losses resulting from the gross negligence, bad faith or willful misconduct, or reckless disregard of obligations and du-ties under this Agreement, of the Subadviser or of its affiliates, officers, directors, shareholders, employees or agents, as the case may be.

    The Manager agrees to indemnify and hold harmless the Subadviser, any af-filiated person within the meaning of Section 2(a)(3) of the 1940 Act ("affil-iated person") of the Subadviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Subadviser, against any and all losses, claims, damages, liabilities or liti-gation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Series (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Manager, any of the Manager's employees or representatives or any affiliate of or any person act-ing on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Series or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omis-sion to state therein a material fact required to be stated therein or neces-sary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, ex-pressly for use in the Trust's registration statement or other than upon ver-bal information confirmed by the Subadviser in writing expressly for use in the Trust's registration statement.

    In no case shall the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser, or any other provi-sion of this Agreement, deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful miscon-duct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    Except as may otherwise be provided under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, neither the Manager nor any of its affiliates, officers, directors, shareholders, employ-ees or agents shall be liable to the Subadviser for any Losses, including without limitation Losses in connection with information provided by the Man-ager, except for Losses resulting from the gross negligence, bad faith or willful misconduct, or reckless disregard of obligations and duties under this Agreement, of the Manager or of its affiliates, officers, directors, share-holders, employees or agents, as the case may be.

    The obligations of this Section 11 shall survive the termination of this Agreement.

    12. Certain Definitions. For the purposes of this Agreement, the "vote of a majority of the outstanding voting securities of the Series" means the af-firmative vote, at a duly called and held meeting of shareholders of the Se-ries, (a) of the holders of 67% or more of the shares of the Series present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Series entitled to vote at such meeting, whichever is less.

    For the purposes of this Agreement, the terms "interested person" and "as-signment" shall have their respective meanings defined in the 1940 Act, sub-ject, however, to such exemptions as may be granted by the Securities and Ex-change Commission under said Act.

    13. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other ad-dress as the relevant addressee shall hereafter notify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.

    If to the Manager:ZURICH SCUDDER INVESTMENTS, INC.
                             345 Park Avenue
                             New York, NY 10154
                             Attention: General Counsel

    If to the Trust:SCUDDER VARIABLE SERIES II
                             [SVS Growth and Income Portfolio/SVS Growth
                             Opportunities Portfolio]
                             Two International Place
                             Boston, MA 02110
                             Attention: Secretary

    If to the Subadviser:Janus Capital Corporation
                             100 Fillmore Street
                             Denver, CO 80206
                             Attention: General Counsel

    14. Instructions. The Subadviser is authorized to honor and act on any no-tice, instruction or confirmation given by the Trust or Manager in writing signed or sent by one of the persons whose names, addresses and specimen sig-natures will be provided by the Trust or Manager from time to time.

    15. Law. This Agreement is governed by and shall be construed in accor-dance with the laws of the State of New York in a manner not in conflict with the provisions of the 1940 Act, except with respect to Section 16, which shall be construed in accordance with the laws of the State of Massachusetts.

    16. Limitation of Liability of the Trust, Trustees, and Shareholders. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of the Trust shall be personally liable hereunder. It is understood and acknowledged that all persons dealing with the Series must look solely to the property of such Series for the enforcement of any claims against such Series as neither the trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Series. No series of the Trust shall be liable for the obliga-tions of any other series.

    17. Counterparts. This Agreement may be executed in two or more counter-parts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

    IN WITNESS WHEREOF, the parties hereto have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.

                                MANAGER:

                                ZURICH SCUDDER INVESTMENTS, INC.

Attest:_______________          By:____________________________________________
   Secretary                        Name:
                                    Title:

                                SUBADVISER:

                                JANUS CAPITAL CORPORATION

Attest:_______________          By:____________________________________________
   Secretary                        Name:
                                    Title:

                    Schedule A to the Subadvisory Agreement
 for the [SVS Growth and Income Portfolio/SVS Growth Opportunities Portfolio] (the "Series"), a series of Scudder Variable Series II (the "Trust") dated as of [March 28, 2002] between Zurich Scudder Investments, Inc. ("Manager") and
                   Janus Capital Corporation ("Subadviser")

                                 FEE SCHEDULE

    As compensation for its services described herein, Subadviser shall re-ceive from the Manager a monthly fee based on a percentage of the combined av-erage daily net assets of the Series and of the [SVS Growth Opportunities Portfolio/SVS Growth and Income Portfolio], calculated as the product of (a) the monthly fee determined on the basis of the combined average daily net as-sets of the Series and of the [SVS Growth Opportunities Portfolio/SVS Growth and Income Portfolio] as provided in the schedule below, and (b) the quotient of (i) average daily net assets of the Series for the period in question di-vided by (ii) the combined average daily net assets of the Series and of the [SVS Growth Opportunities Portfolio/SVS Growth and Income Portfolio] for such period.

                                                                                  Annualized
                       Net Assets*                                                   Rate
                       -----------                                                ----------
      On the first                       $100 million                                0.55%
      On the next                        $400 million                                0.50%
      On the balance over                $500 million                                0.45%

* Combined net assets of the SVS Growth and Income Portfolio and the SVS Growth Opportunities Portfolio.

    The "average daily net assets" of the Series and of the [SVS Growth Oppor-tunities Portfolio/SVS Growth and Income Portfolio] shall be calculated at such time or times as the Trustees of the Trust may determine in accordance with the provisions of the Investment Company Act of 1940. The value of the net assets shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement of the Trust. If the determination of net asset value does not take place for any particular day, for the purposes of this Schedule A, the net asset value shall be deemed to be the net asset value determined as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computation. If the value of the net assets of a portfolio is determined more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Schedule A. Fees are charged monthly in arrears based on one-twelfth of the annual fee rate. Fees will be prorated appropriately if Subadviser does not perform services pursuant to this Subadvisory Agreement for a full month.

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

                                   EXHIBIT B

                  Similar Funds Advised or Subadvised by Janus

           FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH
                          THE PRESERVATION OF CAPITAL

                          Net Assets
                          (Millions)    Advisory Fee (% of
                            as of        average daily net
      Name of Fund         9/30/01            assets)
      ------------        ---------- ------------------------
 EQ Advisors Trust--EQ      $116.1   0.55% first $100 million
   Janus Large Cap Growth            0.50% next $400 million
   Portfolio                         0.45% over $500 million

 Jefferson Pilot Variable   $224.8   0.70% first $200 million
   Funds, Inc.--JPVF                 0.65% next $1.1 billion
   Capital Growth                    0.60% over $1.3 billion
   Portfolio

 The Phoenix Edge Series    $ 57.2   0.55% first $100 million
   Fund--Phoenix-Janus               0.50% next $400 million
   Growth Series                     0.45% over $500 million

 Principal Variable         $  8.0   0.55% first $100 million
   Contracts Funds,                  0.50% next $400 million
   Inc.--Large-Cap Growth            0.45% over $500 million
   Account

 SunAmerica Style Select    $ 25.0   0.55% first $100 million
   Series, Inc.--Large-              0.50% next $400 million
   Cap Growth Portfolio              0.45% over $500 million

                 Similar Funds Advised or Subadvised by Janus

                    FUNDS SEEKING LONG-TERM CAPITAL GROWTH
                              AND CURRENT INCOME

                          Net Assets
                          (Millions)
                            as of       Advisory Fee (% of average daily net
      Name of Fund         9/30/01                     assets)
      ------------        ---------- ------------------------------------------
 The GCG Trust--Growth     $   66.0  0.55% first $100 million*; 0.50% next $400
   and Income Portfolio              million; 0.45% over $500 million

 IDEX Mutual Funds--IDEX   $   18.6  0.55% first $100 million*+; 0.50% next
   Janus Growth and                  $400 million; 0.45% over $500 million
   Income Fund

 Janus Growth and Income   $6,352.9  0.65%
   Fund

 Janus Aspen Growth and    $  157.8  0.65%
   Income Portfolio

 Janus Adviser Growth and  $   41.5  0.65%++
   Income Fund

 JNL Series Trust--JNL     $   19.1  0.55% first $100 million*; 0.50% next $400
   Growth and Income                 million; 0.45% over $500 million
   Series

-----------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will re-sult in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commis-sions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the fund, Janus has agreed by contract to waive the advisory fee payable by the fund in an amount equal to the amount, if any, that the fund's normal operating expenses in any fiscal year, including the invest-ment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary ex-penses, exceed the agreed-upon expense limit.

                                  APPENDIX 1

             Beneficial Owners of More than 5% of Portfolio Shares

    As of October 31, 2001, 7,260,703 shares in the aggregate, or 42.46% of the outstanding shares, of Scudder Variable Series II: Growth and Income Port-folio were held in the name of AllAmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA, 01653, who may be deemed to be the beneficial owner of such shares.

    As of October 31, 2001, 9,339,109 shares in the aggregate, or 54.61% of the outstanding shares, of Scudder Variable Series II: Growth and Income Port-folio were held in the name of Zurich Destinations--Farmers SVS II, c/o KILCO, Windy Pointe II, 1600 McConnor Parkway, Schaumberg, IL 60196, who may be deemed to be the beneficial owner of such shares.

    As of October 31, 2001, 8,344,529 shares in the aggregate, or 42.88% of the outstanding shares, of Scudder Variable Series II: Growth Opportunities Portfolio were held in the name of AllAmerica Life Insurance Company, 440 Lin-coln Street, Worcester, MA, 01653, who may be deemed to be the beneficial owner of such shares.

    As of October 31, 2001, 10,610,457 shares in the aggregate, or 54.53% of the outstanding shares, of Scudder Variable Series II: Growth Opportunities Portfolio were held in the name of Zurich Destinations--Farmers SVS II, c/o KILCO, Windy Pointe II, 1600 McConnor Parkway, Schaumberg, IL 60196, who may be deemed to be the beneficial owner of such shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Thank you

                for mailing your proxy card promptly!

================================================================================

We appreciate your continuing support and look forward to serving your future investment needs.

For more information, please
contact Georgeson Shareholder,
your fund's information agent, at (866) 515-0307

================================================================================

                                                             SVS-II: G&I * GrOpp

                                 FORM OF PROXY

                 SCUDDER                                 YOUR VOTE IS IMPORTANT!
               INVESTMENTS
PO Box 219669, Kansas City, MO 64121-9669

                      Please fold and detach card at perforation before mailing.

SCUDDER VARIABLE SERIES II
[Portfolio Name]

PROXY                      SPECIAL MEETING OF SHAREHOLDERS - February 14, 2002

     The undersigned hereby appoints Philip J. Collora, John Millette, Caroline Pearson and Kathryn L. Quirk, and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the above-referenced Portfolio (the "Portfolio") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on February 14, 2002, at 3:00 p.m., Eastern time, and at any adjournments thereof.

                                    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                                    ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                                    Dated
                                         -------------------------------
                                    ------------------------------------
        [Name]
        [Address]
                                    ------------------------------------
                                    Signature(s) of Shareholder(s)

                                    Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.
                                                                       SVS/JANUS

                                                         YOUR VOTE IS IMPORTANT!


           Please fold and detach card at perforation before mailing.

  Please fill in box as shown using black or blue ink or a number 2 pencil.  [X]
  PLEASE DO NOT USE FINE POINT PENS.                                          -

     All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SCUDDER VARIABLE SERIES II (THE "TRUST"). THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

PROPOSAL                                                  FOR   AGAINST  ABSTAIN
--------
To approve a new subadvisory agreement for the Portfolio  [_]     [_]      [_]
between Janus Capital Corporation and Zurich Scudder
Investments, Inc.

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                                                       SVS/JANUS
                          PLEASE SIGN ON REVERSE SIDE